Rockefeller Core Taxable Bond Fund
Schedule of Investments
August 31, 2020 (Unaudited)
	Principal
	Amount	Value
Asset Backed Securities - 5.67%
GM Financial Consumer Automobile Receivables Trust 2019-3
A-3, 2.180%, 04/16/2024	$720,000	$736,689
Hyundai Auto Receivables Trust
2019-A, 2.670%, 12/15/2021	113,400	113,905
Nissan Auto Receivables 2020-B Owner Trust
2020-B, 0.470%, 10/17/2022	845,000	846,018
Verizon Owner Trust
2019-B, 2.330%, 12/20/2023	2,410,000	2,473,378
TOTAL ASSET BACKED SECURITIES (Cost $4,104,062)		4,169,990

Corporate Bonds - 20.89%
Diversified Banks - 5.14%
Bank of America Corp.
4.244% (3 Month LIBOR USD + 1.814%), 04/24/2038 (a)	753,000	920,175
Citigroup, Inc.
3.887% (3 Month LIBOR USD + 1.563%), 01/10/2028 (a)	872,000	995,208
JPMorgan Chase & Co.
3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	1,624,000	1,863,508
		3,778,891
Health Care Services - 2.52%
CVS Health Corp.
4.300%, 03/25/2028	1,572,000	1,851,822
Home Improvement Retail - 2.77%
The Home Depot, Inc.
5.875%, 12/16/2036	1,356,000	2,033,943
Homebuilding - 1.86%
NVR, Inc.
3.950%, 09/15/2022	1,288,000	1,363,865
Integrated Telecommunication Services - 1.96%
Verizon Communications, Inc.
5.250%, 03/16/2037	1,062,000	1,444,361
Internet & Direct Marketing Retail - 1.00%
Amazon.com, Inc.
0.800%, 06/03/2025	726,000	736,408
Investment Banking & Brokerage - 2.55%
Morgan Stanley
4.431% (3 Month LIBOR USD + 1.628%), 01/23/2030 (a)	779,000	941,664
The Goldman Sachs Group, Inc.
4.223% (3 Month LIBOR USD + 1.301%), 05/01/2029 (a)	796,000	936,697
		1,878,361
Regional Banks - 3.09%
BB&T Corp.
3.750%, 12/06/2023	2,058,000	2,270,471
Total Corporate Bonds (Cost $13,686,535)		15,358,122

Mortgage Backed Securities - 20.29%
Fannie Mae Pool
2.500%, 07/01/2023	113,899	119,576
3.000%, 04/01/2032	996,250	1,046,868
4.000%, 10/01/2048	2,005,170	2,225,677
3.500%, 05/01/2049	1,139,545	1,209,917
4.500%, 07/01/2049	1,398,848	1,510,646
2.500%, 01/01/2050	179,486	188,763
3.000%, 01/01/2050	2,353,787	2,500,444

3.500%, 01/01/2050	1,183,073	1,263,313
2.000%, 09/01/2050	1,775,000	1,836,223
Freddie Mac Pool
2.500%, 10/01/2032	846,854	901,066
3.500%, 08/01/2049	566,485	607,961
2.500%, 07/01/2050	1,429,387	1,509,266
TOTAL MORTGAGE BACKED SECURITIES (Cost $14,471,921)		14,919,720

Municipal Bonds - 21.88%
California - 1.48%
Contra Costa Community College District
6.504%, 08/01/2034	750,000	1,083,112
New York - 3.72%
Metropolitan Transportation Authority
5.000%, 05/15/2022	1,425,000	1,479,136
New York State Dormitory Authority
4.850%, 07/01/2048	1,065,000	1,257,126
		2,736,262
North Carolina - 5.39%
University of North Carolina at Chapel Hill
3.327%, 12/01/2036	3,410,000	3,960,647
Ohio - 2.10%
Ohio Housing Finance Agency
2.650%, 11/01/2041	458,000	467,554
State of Ohio
2.785%, 01/01/2031	1,000,000	1,076,600
		1,544,154
Oregon - 1.48%
State of Oregon
3.975%, 05/01/2038	950,000	1,089,203
Texas - 7.71%
City of Houston, TX Combined Utility System Revenue
2.505%, 11/15/2032	1,000,000	1,067,100
Permanent University Fund - Texas A&M University System
3.660%, 07/01/2047	3,500,000	3,836,420
Texas Transportation Commission
2.562%, 04/01/2042	750,000	766,635
		5,670,155
TOTAL MUNICIPAL BONDS (Cost $14,841,047)		16,083,533

U.S. Government Agency Issues - 4.42%
Ginnie Mae II Pool
3.000%, 08/20/2045	1,017,238	1,078,553
3.500%, 03/20/2047	1,281,257	1,366,707
4.000%, 12/20/2047	746,398	802,811
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $3,057,932)		3,248,071

U.S. Government Notes/Bonds - 22.89%
United States Treasury Note/Bond
2.875%, 11/15/2021	1,926,000	1,989,272
2.625%, 03/31/2025	2,954,000	3,275,017
1.625%, 09/30/2026	3,142,000	3,375,809
2.750%, 02/15/2028	1,865,000	2,170,321
2.500%, 02/15/2045	3,719,000	4,566,525
1.250%, 05/15/2050	1,529,000	1,452,789
TOTAL U.S. GOVERNMENT NOTES/BONDS (Cost $14,674,911)		16,829,733
	Shares
Exchange Traded Funds - 3.11%
Vanguard Mortgage-Backed Securities ETF	41,994	2,284,054
Total Exchange Traded Funds (Cost $2,264,396)		2,284,054

Money Market Funds - 1.34%
Morgan Stanley Institutional Liquidity Funds - Treasury Portfolio - Institutional Class, 0.010% (b)	987,078	987,078
Total Money Market Funds (Cost $987,078)		987,078

Total Investments (Cost $68,087,882) - 100.49%		73,880,301
Liabilities in Excess of Other Assets - (0.49)%		(358,956)
Total Net Assets - 100.00%		$73,521,345

Percentages are stated as a percent of net assets.

(a)	Variable rate security; the rate shown represents the rate at August 31, 2020.
(b)	The rate shown represents the seven day yield at August 31, 2020.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Organization
Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Rockefeller Funds (the “Funds”) are comprised of the Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund, and Rockefeller Intermediate Tax Exempt National Bond Fund (each of which represents a distinct, diversified series with its own investment objective and policies within the Trust), and the Rockefeller Intermediate Tax Exempt New York Bond Fund (which represents a distinct, non-diversified series with its own investment objective and policies within the Trust). The investment objective of the Rockefeller Equity Allocation Fund is to seek long-term total return from capital appreciation and income. The investment objective of the Rockefeller Core Taxable Bond Fund is to generate current income consistent with the preservation of capital. The investment objective of the Rockefeller Intermediate Tax Exempt National Bond Fund is to generate current income that is exempt from federal personal income tax consistent with the preservation of capital. The investment objective of the Rockefeller Intermediate Tax Exempt New York Bond Fund is to generate current income that is exempt from federal, New York State and New York City personal income tax consistent with the preservation of capital. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Rockefeller Core Taxable Bond Fund, Rockefeller Intermediate Tax Exempt National Bond Fund and Rockefeller Intermediate Tax Exempt New York Bond Fund commenced operations on December 26, 2013. The Rockefeller Equity Allocation Fund commenced operations on February 4, 2015. Costs incurred by the Funds in connection with the organization, registration and initial public offering of shares were borne by the Adviser.
The Funds are an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Company”.

Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Investment Valuation
Each security owned by the Funds that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Funds will use the price on the exchange that the Funds generally consider to be the principal exchange on which the securities are traded.

Foreign securities will be priced in their local currencies as of the close of their primary exchange or market or as of the time the Fund calculates its NAV, whichever is earlier. Foreign securities, currencies and other assets denominated in foreign currencies are then translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by an approved pricing service or reporting agency. All assets denominated in foreign currencies will be converted into U.S. dollars using the applicable currency exchange rates as of the close of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time.

Fund securities, including common stocks, preferred stocks and exchange traded funds, listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day; or the latest sales price on the Composite Market. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and the over-the-counter markets as published by a pricing service (“Pricing Service”).

Debt securities including short-term debt instruments having a maturity of 60 days or less are valued at the mean provided by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value in accordance with the procedures approved by the Board of Trustees. Any discount or premium is accreted or amortized using the constant yield 2 method until maturity. Constant Yield Amortization takes into account the income that is produced on a debt security. This accretion/amortization type utilizes the discount rate used in computing the present value of all future principal and interest payments made by a debt instrument and produces an amount equal to the cost of the debt instrument.

Municipal bonds are priced by a Pricing Service. The fair value of municipal bonds is generally evaluated in a manner similar to asset-backed securities. A discounted cash flow methodology is employed using a benchmark yield and estimated cash flows for each bond, as well as an estimated discount for liquidity. Additional inputs such as calls of bond principal by the issuer are considered in the estimate of fair value. To the extent the inputs are based on observable inputs, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be generally categorized as Level 3.

U.S. government notes/bonds are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. U.S. government notes/bonds are typically categorized in level 2 of the fair value hierarchy.

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced. The Board of Trustees will regularly evaluate whether the Funds’ fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Funds and the quality of prices obtained by the Trust’s valuation committee.

The Funds have adopted Statement of Financial Accounting Standards, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements requires the Funds to classify their securities based on a valuation method. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.
Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2020.

Equity Allocation Fund

	Level 1	Level 2	Level 3	Total
Assets:
Equities:
Common Stock	$46,506,023	$28,602,290	$-	$75,108,313
Exchange-Traded Funds	2,099,245	-	-	2,099,245
Preferred Stock	-	231,465	-	231,465
Real Estate Investment Trusts	1,538,841	-	-	1,538,841
Total Equity Securities	50,144,109	28,833,755	-	78,977,864
Money Market Funds	2,766,812	-	-	2,766,812
Total Investments in Securities	$52,910,921	$28,833,755	$-	$81,744,676

Core Taxable Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Asset Backed Securities	$-	$4,169,990	$-	$4,169,990
Corporate Bonds	-	15,358,122	-	15,358,122
Exchange-Traded Funds	2,284,054		-	2,284,054
Mortgage Backed Securities	-	14,919,720	-	14,919,720
Municipal Bonds	-	16,083,533	-	16,083,533
U.S. Government Notes/Bonds	-	16,829,733	-	16,829,733
U.S. Government Agency Issues	-	3,248,071	-	3,248,071
Total Fixed Income Securities	2,284,054	70,609,169	-	72,893,223
Money Market Funds	987,078	-	-	987,078
Total Investments in Securities	$3,271,132	$70,609,169	$-	$73,880,301

Intermediate Tax Exempt National Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$-	$103,722,923	$-	$103,722,923
Total Fixed Income Securities	-	103,722,923	-	103,722,923
Money Market Funds	1,104,377	-	-	1,104,377
Total Investments in Securities	$1,104,377	$103,722,923	$-	$104,827,300

Intermediate Tax Exempt New York Bond Fund

	Level 1	Level 2	Level 3	Total
Assets:
Fixed Income Securities:
Municipal Bonds	$-	$49,089,982	$-	$49,089,982
Total Fixed Income Securities	-	49,089,982	-	49,089,982
Money Market Funds	13,117	-	-	13,117
Total Investments in Securities	$13,117	$49,089,982	$-	$49,103,099

The Funds held no Level 3 securities during the period ended August 31, 2020.

The Funds did not invest in derivative securities or engage in hedging activities during the period ended August 31, 2020.